Exhibit 99.2

Bank of Florida Corporation
Financial Highlights (unaudited)

	For the Three Months Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share data)	2009	2009	2009	2009	2008

Income Statement Highlights
Net interest income before provision	$8,069	$9,554	$9,435	$9,595	$9,789
Provision for loan losses	31,494	25,719	9,764	6,693	16,026
Non interest income	3,442	1,595	2,676	1,155	1,195
Noninterest expense	11,802	73,014	12,704	11,031	10,951
Net (loss) income	(19,770)	(78,080)	(6,500)	(4,373)	(10,014)
Top-line revenue	9,128	10,637	10,760	10,750	10,984
Basic (loss) income per common share	(1.55)	(6.10)	(0.51)	(0.34)	(0.78)
Diluted (loss) income per common share	(1.55)	(6.10)	(0.51)	(0.34)	(0.78)

Key Ratios
Return on average assets	(5.18)%	(20.63)	(1.71)%	(1.15)%	(2.65)%
Return on average common equity	(79.71)	(180.22)	(14.19)	(9.23)	(20.89)
Net interest margin	2.48	3.02	2.97	2.93	2.89
Efficiency ratio [1]	129.29	686.42	118.07	102.61	99.70
Tangible common equity ratio [2]	5.30	6.53	7.69	8.08	8.43
Average equity to average assets	6.78	11.73	12.06	12.46	12.70
Average loans to average deposits	84.78	95.67	99.21	104.04	103.84
Net charge-offs to average loans	10.10	4.52	3.29	3.92	0.26
Loan loss allowance to total loans	3.47	3.03	1.96	1.90	2.32
Loan loss allowance to nonperforming loans	25.57	25.32	17.58	21.28	41.10
Nonperforming loans to total loans	13.56	11.98	11.12	8.93	5.63
Nonperforming assets to total assets	12.41	10.79	9.74	7.67	4.95

Average Balances
Average loans	$1,075,798	$1,124,263	$1,153,183	$1,202,566	$1,213,371
Average assets	1,526,134	1,513,915	1,520,346	1,521,222	1,509,950
Average earning assets	1,292,715	1,254,596	1,274,355	1,327,659	1,347,990
Average deposits	1,268,890	1,175,084	1,162,340	1,155,918	1,168,491
Average common equity	99,212	173,298	183,259	189,578	191,719

	As of Period End
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008

Total assets	$1,440,850	$1,488,008	$1,528,879	$1,570,255	$1,549,013
Total loans (including unearned income and loan fees)	1,213,033	1,253,257	1,267,349	1,288,177	1,275,311
Total deposits	1,187,318	1,223,369	1,167,052	1,165,267	1,166,282
Stockholders' equity	82,611	103,883	180,803	186,334	189,979
Nonperforming assets	178,839	160,604	148,945	120,515	76,670
Assets under administration - Bank of Florida Trust Company	740,545	734,469	630,657	522,541	494,633
Assets under management - Bank of Florida Trust Company	628,137	617,877	515,380	412,661	386,472

GAAP reconciliation of tangible book value
Tangible book value per common share	$5.87	$7.48	$8.70	$9.39	$9.79
Effect of goodwill and other intangibles	0.19	0.20	4.99	4.99	5.08
Book value per common share	$6.06	$7.68	$13.69	$14.38	$14.87

[1] Efficiency ratio = Noninterest expense divided by the total of net interest income before provision for loan losses plus noninterest income (excluding net securities gains and losses).
[2] Tangible Common Equity = Tangible common equity as a percentage of tangible common assets

Bank of Florida Corporation
Consolidated Statements of Income (unaudited)

	Twelve Months Ended		Three Months Ended
	December 31,	December 31,	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share data)	2009	2008	2009	2009	2009	2009	2008

Interest income
Interest and fees on loans	$66,098	$78,441	$15,389	$16,693	$16,717	$17,299	$18,960
Interest on securities and dividends	5,349	4,731	1,273	1,232	1,351	1,492	1,376
Interest on federal funds sold	16	155	5	8	1	2	92
Total interest income	$71,463	$83,327	16,667	17,933	18,069	18,793	20,428

Interest expense
Interest on deposits	28,789	33,572	7,089	6,886	7,127	7,686	9,081
Interest on subordinated debt	486	898	97	109	132	147	234
Interest on FHLB & other borrowings	5,536	6,065	1,412	1,384	1,375	1,365	1,324
Total interest expense	34,811	40,535	8,598	8,379	8,634	9,198	10,639
Net interest income	36,652	42,792	8,069	9,554	9,435	9,595	9,789

Provision for loan losses	73,670	24,488	31,494	25,719	9,764	6,693	16,026
Net interest income after provision for loan losses	(37,018)	18,304	(23,425)	(16,165)	(329)	2,902	(6,237)

Non interest income
Service charges & fees	2,631	1,923	686	911	560	472	474
Gain on sale of assets, net	(587)	32	(327)	(479)	191	29	100
Trust Fees, net	2,579	2,719	700	651	574	654	621
Gains on sale of investment securities	4,246	28	2,383	512	1,351	0	0
Total noninterest income	8,869	4,702	3,442	1,595	2,676	1,155	1,195

Noninterest expense
Salaries and employee benefits	20,032	21,411	4,644	4,717	5,460	5,211	5,056
Occupancy expenses	7,171	6,973	1,695	1,819	1,888	1,769	1,766
Equipment rental, depreciation and maintenance	3,180	3,279	759	771	812	837	799
General operating	78,168	12,398	4,704	65,707	4,544	3,214	3,330
Total noninterest expense	108,551	44,061	11,802	73,014	12,704	11,031	10,951
(Loss) income before taxes (benefit)	(136,700)	(21,055)	(31,785)	(87,584)	(10,357)	(6,974)	(15,993)
Income taxes (benefit)	(27,977)	(7,833)	(12,015)	(9,504)	(3,857)	(2,601)	(5,979)
Net (loss) income	$(108,723)	$(13,222)	$(19,770)	$(78,080)	$(6,500)	$(4,373)	$(10,014)

(Loss) income per common share - diluted	$(8.51)	$(1.03)	$(1.55)	$(6.10)	$(0.51)	$(0.34)	$(0.78)

Weighted average common shares outstanding - diluted	12,788,450	12,779,020	12,800,398	12,795,054	12,779,020	12,779,020	12,779,020

Total common shares outstanding	12,968,898	12,779,020	12,968,898	12,968,898	12,947,520	12,955,520	12,779,020

Bank of Florida Corporation
Consolidated Balance Sheet (unaudited)

(dollars in thousands)
A S S E T S	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Cash and due from banks	$10,161	$15,204	$11,805	$11,975	$35,054
Interest bearing due from other banks	58,506	59,913	27,368	44,106	12,571
Federal funds sold	0	0	0	241	313
Total cash and cash equivalents	68,667	75,117	39,173	56,322	47,938

Securities held to maturity	554	2,187	2,363	3,317	3,316
Securities available for sale	98,120	102,763	102,459	109,741	114,660

Loans held for sale	0	172	0	156	-

Portfolio loans	1,214,362	1,254,472	1,268,786	1,289,582	1,276,985
Less:
Allowance for loan losses	42,063	38,002	24,778	24,479	29,533
Unearned income and deferred loan fees	1,329	1,387	1,437	1,561	1,674
Net loans	1,170,970	1,215,083	1,242,571	1,263,542	1,245,778

Restricted securities, Federal Home Loan Bank and other bank stock	8,643	8,643	8,467	8,647	9,246
Premises and equipment	27,282	27,776	28,248	29,029	29,501
Accrued interest receivable	4,805	5,245	4,656	5,121	4,990
Intangible assets	2,471	2,569	64,631	64,738	64,850
Other assets	59,338	48,453	36,311	29,642	28,734
Total assets	$1,440,850	$1,488,008	$1,528,879	$1,570,255	$1,549,013

LIABILITIES AND STOCKHOLDERS' EQUITY

Non interest bearing deposits	$103,967	$101,881	$97,378	$101,631	$114,905
MM/NOW	346,401	410,706	387,104	383,815	366,349
Savings	5,825	6,248	6,427	6,318	5,752
CD's < $100k	310,012	194,544	118,802	114,083	107,889
Retail CDAR's	20,147	76,881	122,114	124,457	117,308
Total core deposits [1]	786,352	790,260	731,825	730,304	712,203

Brokered CD's	133,539	164,098	175,236	211,955	239,507
CD's (all others)	267,427	269,011	259,991	223,008	214,572

Total deposits	1,187,318	1,223,369	1,167,052	1,165,267	1,166,282

Fed funds purchased	-	-	-	-	-
Subordinated debt	16,000	16,000	16,000	16,000	16,000
Other borrowings	32,681	21,908	40,696	80,000	20,000
Federal home loan bank advances	118,457	118,461	118,466	118,470	152,474
Accrued interest payable	2,045	1,973	2,009	2,140	2,286
Accrued expenses and other liabilities	1,738	2,414	3,853	2,044	1,992
Total liabilities	1,358,239	1,384,125	1,348,076	1,383,921	1,359,034

Stockholders' Equity:
Preferred stock	3,971	4,300	3,525	-	-
Common stock	130	130	130	130	128
Additional paid-in capital	201,173	200,746	200,615	200,592	199,862
Restricted stock	(436)	(498)	(559)	(651)	-
Accumulated deficit	(15,030)	(15,030)	(15,030)	(15,030)	(1,808)
Current year net income (loss)	(108,723)	(88,953)	(10,873)	(4,373)	(13,222)
Dividends Paid	(106)	-	-	-	-
Other comprehensive income	1,632	3,188	2,995	5,666	5,019
Total stockholders' equity	82,611	103,883	180,803	186,334	189,979
Total liabilities and stockholders' equity	$1,440,850	$1,488,008	$1,528,879	$1,570,255	$1,549,013

[1] Management defines core deposits as the sum of demand deposits, NOW, MMDA, Savings, CDs less than $100 thousand and reciprocal CDARs. The Federal Financial Institutions Examinations Council (FFIEC) defines core deposits as the sum of demand deposits, all NOW and ATS accounts, MMDA savings, other savings deposits, and time deposits under $100 thousand.

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000))						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended December 31, 2009 vs.	December 2009 Quarter-to-Date			September 2009 Quarter-to-Date
Three months ended September 30, 2009	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,063,110	$13,126	4.90%	$1,088,155	$14,303	5.21%	-0.32%	(25,045)	$(868)	$(309)	$-	$(1,177)
Total Consumer loans	53,954	603	4.43%	54,338	653	4.77%	-0.33%	(384)	(46)	(4)	-	(50)
Total Residential real estate loans	127,613	1,660	5.16%	128,746	1,737	5.35%	-0.19%	(1,133)	(62)	(15)	-	(77)
Overdrafts/ Nonaccrual loans [1]	(168,879)	-	0.00%	(146,976)	-	0.00%	0.00%	(21,903)	-	-	-	-

Total Loans	1,075,798	15,389	5.68%	1,124,263	16,693	5.89%	-0.22%	(48,465)	(611)	(693)	-	(1,304)

Investment Securities	137,516	1,229	3.55%	109,256	1,231	4.47%	-0.92%	28,260	(255)	253	-	(2)
Federal funds sold	16,989	5	0.12%	19,293	8	0.16%	-0.05%	(2,304)	(2)	(1)	-	(3)
Deposits in banks	62,412	44	0.28%	1,784	-	0.00%	0.28%	60,628	1	43	-	44

Total Interest-earning assets	$1,292,715	$16,667	5.12%	$1,254,596	$17,932	5.67%	-0.55%	$38,119	(866)	$(399)	$-	$(1,265)

Non interest-earning assets	246,965			271,189

Total Assets	1,539,680			$1,525,785

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$51,496	27	0.21%	$45,925	20	0.17%	0.04%	5,571	$4	$3	$-	$7
Money Market Accounts	345,673	1,442	1.66%	338,490	1,339	1.57%	0.09%	7,183	73	30	-	103
Savings Accounts	5,922	6	0.40%	6,420	6	0.37%	0.03%	(498)	1	(1)	-	-
Total Certificates	749,385	5,614	2.97%	678,323	5,521	3.23%	-0.26%	71,062	(439)	532	-	93
Total Deposits	1,152,476	7,089	2.44%	1,069,158	6,886	2.56%	-0.11%	83,318	(362)	565	-	203

Total FHLB Advances & Other Borrowings	146,493	1,412	3.82%	151,346	1,384	3.63%	0.20%	(4,853)	75	(47)	-	28
Total Subordinated Debt	16,000	97	2.41%	16,000	109	2.70%	-0.30%	-	(12)	-	-	(12)
Total Other Borrowings	162,493	1,509	3.68%	167,346	1,493	3.54%	0.14%	(4,853)	63	(47)	-	16

Total Interest-Bearing Liabilities	$1,314,969	$8,598	2.59%	$1,236,504	$8,379	2.69%	-0.10%	$78,465	$(299)	$518	$-	$219

Demand Deposits	116,414			105,926
Other Liabilities	4,789			5,819
Stockholder's equity	103,508			177,536
Total liabilities and equity	$1,539,680			$1,525,785

Net interest income/net interest spread		$8,069	2.53%		$9,553	2.98%	-0.45%	$(40,346)	$(567)	$(917)	$-	$(1,484)
Net interest margin			2.48%			3.02%	-0.54%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances
4

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended December 31, 2009 vs.	December 2009 Quarter-to-Date			December 2008 Quarter-to-Date
Three months ended December 31, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,063,110	$13,126	4.90%	$1,092,057	$16,447	5.99%	-1.09%	(28,947)	$(3,009)	$(312)	$-	$(3,321)
Total Consumer loans	53,954	603	4.43%	54,760	737	5.35%	-0.92%	(806)	(127)	(7)	-	(134)
Total Residential real estate loans	127,613	1,660	5.16%	117,541	1,776	6.01%	-0.85%	10,072	(252)	136	-	(116)
Overdrafts/ Nonaccrual loans [1]	(168,879)	-	0.00%	(50,987)	-	0.00%	0.00%	(117,892)	-	-	-	-

Total Loans	1,075,798	15,389	5.68%	1,213,371	18,960	6.22%	-0.54%	(137,573)	(1,655)	(1,916)	-	(3,571)

Investment Securities	137,516	1,229	3.55%	109,243	1,373	5.00%	-1.45%	28,273	(400)	256	-	(144)
Federal funds sold	16,989	5	0.12%	24,646	92	1.49%	-1.37%	(7,657)	(85)	(2)	-	(87)
Deposits in banks	62,412	44	0.28%	730	2	1.09%	-0.81%	61,682	(1)	43	-	42

Total Interest-earning assets	$1,292,715	$16,667	5.12%	$1,347,990	$20,427	6.03%	-0.91%	$(55,275)	(2,142)	$(1,618)	$-	$(3,760)

Non interest-earning assets	246,965			169,438

Total Assets	1,539,680			$1,517,428

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$51,496	27	0.21%	$44,903	35	0.31%	-0.10%	6,593	$(12)	$4	$-	$(8)
Money Market Accounts	345,673	1,442	1.66%	322,109	2,220	2.74%	-1.09%	23,564	(882)	104	-	(778)
Savings Accounts	5,922	6	0.40%	5,789	6	0.41%	-0.01%	133	(0)	0	-	-
Total Certificates	749,385	5,614	2.97%	693,488	6,820	3.91%	-0.94%	55,897	(1,643)	437	-	(1,206)
Total Deposits	1,152,476	7,089	2.44%	1,066,289	9,081	3.39%	-0.95%	86,187	(2,538)	546	-	(1,992)

Total FHLB Advances & Other Borrowings	146,493	1,412	3.82%	136,045	1,324	3.87%	-0.05%	10,448	(16)	104	-	88
Total Subordinated Debt	16,000	97	2.41%	16,000	233	5.80%	-3.39%	-	(137)	1	-	(136)
Total Other Borrowings	162,493	1,509	3.68%	152,045	1,557	4.07%	-0.39%	10,448	(153)	105	-	(48)

Total Interest-Bearing Liabilities	$1,314,969	$8,598	2.59%	$1,218,334	$10,638	3.47%	-0.88%	$96,635	$(2,691)	$650	$-	$(2,040)

Demand Deposits	116,414			102,202
Other Liabilities	4,789			5,179
Stockholder's equity	103,508			191,713
Total liabilities and equity	$1,539,680			$1,517,428

Net interest income/net interest spread		$8,069	2.53%		$9,789	2.56%	-0.03%	$(151,910)	$549	$(2,269)	$-	$(1,720)
Net interest margin			2.48%			2.89%	-0.41%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances
5

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
2009 vs. 2008 YTD	December 2009 - Year-to-Date			December 2008 - Year-to-Date
	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,089,576	$56,827	5.22%	$1,040,201	$67,945	6.53%	-1.32%	49,375	$(13,693)	$2,761	$(186)	$(11,118)
Total Consumer loans	54,397	2,574	4.73%	54,614	3,185	5.83%	-1.10%	(217)	(601)	(1)	(9)	(611)
Total Residential real estate loans	125,947	6,697	5.32%	114,631	7,311	6.38%	-1.06%	11,316	(1,216)	622	(20)	(614)
Overdrafts/ Nonaccrual loans [1]	(131,336)	-	0.00%	(28,999)	-	0.00%	0.00%	(102,337)	-	-	-	-

Total Loans	1,138,584	66,098	5.81%	1,180,447	78,441	6.65%	-0.84%	(41,863)	(9,913)	(2,215)	(215)	(12,343)

Investment Securities	120,704	5,302	4.39%	91,136	4,716	5.17%	-0.78%	29,568	(713)	1,312	(13)	586
Federal funds sold	10,782	16	0.15%	9,187	155	1.69%	-1.54%	1,595	(141)	2	-	(139)
Deposits in banks	17,076	47	0.28%	560	15	2.68%	-2.40%	16,516	(13)	45	-	32

Total Interest-earning assets	$1,287,146	$71,463	5.55%	$1,281,330	$83,327	6.50%	-0.95%	$5,816	$(10,780)	(856)	$(228)	$(11,864)

Non interest-earning assets	242,391			146,628

Total Assets	$1,529,537			$1,427,958

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$48,636	92	0.19%	$49,785	247	0.50%	-0.31%	(1,149)	$(153)	$(1)	$(1)	$(155)
Money Market Accounts	339,418	5,735	1.69%	338,357	10,215	3.02%	-1.33%	1,061	(4,498)	46	(28)	(4,480)
Savings Accounts	6,177	21	0.34%	6,228	34	0.55%	-0.21%	(51)	(13)	-	-	(13)
Total Certificates	689,431	22,941	3.33%	547,730	23,076	4.21%	-0.89%	141,701	(4,850)	4,778	(63)	(135)
Total Deposits	1,083,662	28,789	2.66%	942,100	33,572	3.56%	-0.91%	141,562	(9,514)	4,823	(92)	(4,783)

Total FHLB Advances & Other Borrowings	154,522	5,536	3.58%	163,801	6,065	3.70%	-0.12%	(9,279)	(197)	(315)	(17)	(529)
Total Subordinated Debt	16,000	486	3.04%	16,000	898	5.61%	-2.58%	-	(412)	2	(2)	(412)
Total Other Borrowings	170,522	6,022	3.53%	179,801	6,963	3.87%	-0.34%	(9,279)	(609)	(313)	(19)	(941)

Total Interest-Bearing Liabilities	$1,254,184	$34,811	2.78%	$1,121,901	$40,535	3.61%	-0.83%	$132,283	$(10,123)	$4,510	$(111)	$(5,724)

Demand Deposits	107,164			104,224
Other Liabilities	4,906			4,344
Stockholder's equity	163,283			197,489
Total liabilities and equity	$1,529,537			$1,427,958

Net interest income/net interest spread		$36,652	2.77%		$42,792	2.89%	-0.12%	$(126,467)	$(657)	(5,366)	$(117)	$(6,140)
Net interest margin			2.85%			3.34%	-0.49%

[1] For purposes of this analysis, non-accruing loans, if any, are not included in the average balances
6

Bank of Florida
Loan Composition

Loan Portfolio Balances (Unaudited)
(dollars in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Commercial
Commercial and Industrial	$113,756	$114,230	$117,518	$118,681	$115,553

Commercial Real Estate	654,242	674,147	631,748	634,744	595,201

Construction	76,218	84,514	142,339	145,453	187,212

Land	147,620	153,716	153,074	151,168	149,632

Total Commercial	$991,836	$1,026,607	$1,044,679	$1,050,046	$1,047,598

Consumer
Residential Mortgage	170,793	172,912	170,595	183,909	174,699

Home Equity	40,944	43,118	40,656	39,589	40,355

Consumer	11,481	11,103	11,588	11,611	11,985

Total consumer	223,218	227,133	222,839	235,109	227,039
Adjustment for Settlement /Deferred Fees	-2,021	-483	-169	3,022	675
Total Loans	$1,213,033	$1,253,257	$1,267,349	$1,288,177	$1,275,311

Loans Portfolio Balances by County (Unaudited)
(dollars in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Commercial and Industrial
Collier	$11,283	$12,347	$16,817	$24,962	$27,741
Lee	7,916	7,480	10,116	8,440	9,292
Hillsborough	17,624	19,085	18,351	17,802	17,469
Miami-Dade	17,904	15,165	15,865	16,466	11,041
Broward	18,426	18,333	17,966	12,246	11,797
Palm Beach	3,644	3,908	3,845	2,794	2,378
Pinellas	21,366	21,397	18,257	20,267	20,212
Polk	76	79	-	-	-
Other	15,517	16,436	16,301	15,704	15,622
Total Commercial and Industrial	$113,756	$114,230	$117,518	$118,681	$115,553
Commercial Real Estate
Collier	$104,371	$109,891	$102,408	$112,362	$112,533
Lee	97,839	108,133	117,045	109,395	101,346
Hillsborough	54,032	54,104	39,481	42,941	55,980
Miami-Dade	61,739	61,158	49,377	46,491	48,097
Broward	150,297	139,752	140,420	139,825	119,774
Palm Beach	49,221	51,721	46,478	46,660	43,758
Pinellas	39,354	36,648	28,322	28,328	28,166
Polk	9	9	9	64	65
Alachua	8,416	9,930	9,935	13,121	13,053
Other	88,964	102,800	98,273	95,557	72,431
Total Commercial Real Estate	$654,242	$674,147	$631,748	$634,744	$595,201
Commercial Construction and Land
Collier	$10,263	$22,376	$27,535	$27,563	$27,463
Lee	16,924	17,237	16,094	19,301	27,934
Hillsborough	23,923	23,163	27,488	27,974	25,137
Miami-Dade	23,631	17,772	27,228	30,943	30,784
Broward	18,161	35,247	41,664	41,786	48,444
Palm Beach	13,702	13,503	13,397	12,499	15,165
Pinellas	4,148	6,194	20,121	17,404	14,157
Polk	604	612	618	618	618
Other	34,784	12,858	20,083	17,955	38,189
Total Commercial Construction and Land	$146,140	$148,962	$194,228	$196,043	$227,891
Residential Construction and Land
Collier	$17,252	$20,309	$25,147	$22,939	$22,327
Lee	9,585	10,469	13,830	13,971	14,564
Hillsborough	13,184	16,249	18,064	16,556	24,465
Miami-Dade	13,766	18,644	18,258	17,134	17,812
Broward	6,718	6,194	12,800	11,866	9,872
Palm Beach	2,493	2,351	2,206	2,132	5,878
Pinellas	7,136	7,526	1,764	1,739	1,482
Polk	140	140	140	3,750	3,750
Other	7,424	7,386	8,976	10,491	8,802
Total Residential Construction and Land	$77,698	$89,268	$101,185	$100,578	$108,953
Residential Mortgage & HELOC
Collier	$79,748	$80,397	$77,749	$84,795	$80,629
Lee	32,905	35,914	34,328	35,854	36,747
Hillsborough	14,995	15,803	15,515	15,632	8,446
Miami-Dade	35,582	35,102	43,412	31,956	31,843
Broward	29,933	30,733	25,342	28,518	29,798
Palm Beach	4,712	3,934	3,535	2,479	2,485
Pinellas	3,720	3,724	3,751	2,550	2,565
Polk	659	659	662	665	668
Alachua	208	209	210	-	-
Other	9,275	9,555	6,747	21,049	21,873
Total Residential Mortgage and HELOC	$211,737	$216,030	$211,251	$223,498	$215,054
Consumer
Collier	$1,739	$1,856	$1,753	$2,069	$2,168
Lee	896	979	1,130	1,224	1,110
Hillsborough	1,693	1,597	1,679	1,536	1,569
Miami-Dade	1,140	1,048	2,544	2,514	2,483
Broward	1,167	1,277	1,286	1,433	1,647
Palm Beach	95	99	110	165	171
Pinellas	1,161	1,089	1,120	1,009	1,165
Polk	26	70	126	28	28
Other	3,564	3,088	1,840	1,633	1,643
Total Consumer	$11,481	$11,103	$11,588	$11,611	$11,985
Adjustment for Settlement /Deferred Fees	-2,021	-483	-169	3,022	675
Total Loans	$1,213,033	$1,253,257	$1,267,349	$1,288,177	$1,275,311
Internal concentration/purpose codes utilized to provide enhanced granularity

Bank of Florida - Consolidated
Concentration

	12/31/09 Balance	09/30/09 Balance	06/30/09 Balance	03/31/09 Balance	12/31/08 Balance
Land
Raw Land	$34,183	$28,892	$23,173	$27,216	$32,201
Commercial Development	78,913	87,207	96,698	86,678	77,556
Residential Development	34,524	37,617	33,203	37,274	39,874
Total Land	$147,620	$153,716	$153,074	$151,168	$149,632
Construction Loans
Residential
Condominium	$15,237	$17,810	$18,004	$19,415	$25,572
Condo Conversions	5,017	7,055	6,927	6,812	6,503
Single-Family - Spec	15,277	16,990	21,375	18,369	18,024
Single-Family - Owner	7,643	9,797	21,676	18,708	18,981
Total Residential	$43,174	$51,652	$67,982	$63,304	$69,079
Commercial
Office	$7,226	$17,206	$26,949	$24,328	$30,125
Retail	13,539	2,880	2,871	9,830	28,284
Industrial/Warehouse	-	2,025	5,287	8,320	9,915
Mini Storage Facility	-	-	-	-
Hotel	-	-	8,161	5,386	13,014
Restaurant	-	-	727	733	728
Church	4,170	3,622	3,257	3,008	137
Multifamily (5+ units)	3,030	2,732	9,847	9,205	8,377
Hospital/ACLF	-	-	-	-
Other	5,079	4,397	17,258	21,339	27,554
Total Commercial	$33,044	$32,862	$74,357	$82,149	$118,133
TOTAL LAND, CONST, & DEV	$223,838	$238,230	$295,413	$296,621	$336,844

Permanent CRE Loans
Office	$215,296	$204,711	$201,635	$204,449	$197,077
Retail	130,190	144,420	140,384	133,518	108,763
Industrial/Warehouse	112,100	111,874	104,526	96,128	92,436
Mini Storage Facility	11,164	11,212	3,705	3,724	3,745
Hotel	58,107	63,202	47,309	48,227	37,149
Restaurant	6,551	6,779	6,397	11,107	11,116
Church	1,601	1,764	1,773	1,663	4,378
Multifamily (5+ units)	35,621	31,766	27,639	23,129	30,674
Hospital/ACLF	1,040	2,024	1,071	1,081	1,095
Other	82,572	96,395	97,309	111,718	108,767

TOTAL CRE LOANS	$654,242	$674,147	$631,748	$634,744	$595,201

Commercial
Secured	104,166	104,008	108,413	$107,227	$103,125
Unsecured	9,590	10,222	9,105	11,454	12,427

Residential Mortgages
HELOC	40,944	43,118	40,656	39,589	40,355
Residential	170,793	172,912	170,595	183,909	174,699

Consumer
Secured	7,374	7,523	7,841	7,972	8,424
Unsecured	4,107	3,580	3,748	3,639	3,561

Adjustment for Settlement/Deferred Fees	-2,021	-483	-169	3,022	675
TOTAL PORTFOLIO	$1,213,033	$1,253,257	$1,267,349	$1,288,177	$1,275,311
Internal concentration/purpose codes utilized to provide enhanced granularity

Bank of Florida

Non-Performing Assets and Accruing Loans Past Due 30-89 Days (Unaudited)
(dollars in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$1,953	$1,388	$4,486	$1,943	$1,363
Commercial Real Estate	$63,542	$66,702	$37,321	27,517	9,620
Construction	$3,700	$2,698	$14,510	13,494	2,259
Land	$42,235	$21,035	$21,798	18,334	6,890
Total Commercial	$111,430	$91,823	$78,115	$61,288	$20,133

Consumer
Residential Mortgage	$25,207	$25,824	$31,770	$28,472	$18,832
Home Equity	$2,096	$802	$926	281	139
Construction and Land	$25,156	$31,055	$29,548	24,732	32,427
Other	$593	$603	$592	261	322
Total Consumer	$53,052	$58,284	$62,836	$53,746	$51,720
Total Non-Accrual Loans [1]	$164,482	$150,107	$140,951	$115,034	$71,853
Foreclosed Real Estate	$14,357	$10,497	$7,994	$5,481	$4,817
Total Non-Performing Assets	$178,839	$160,604	$148,945	$120,515	$76,670
[1] Also includes Loans 90 days+ and accruing	$7	$3,133	$2,282	$1,887	-

(dollars in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Non Performing Loans by County (Unaudited)
Commercial and Industrial
Collier	-	-	$3,164	$206	$1,207
Lee	-	-	2	55	2
Hillsborough	536	536	-	-	-
Miami-Dade	-	-	-	256	16
Broward	1	386	1,005	1,006	8
Palm Beach	-	-	-	-	-
Pinellas	1,416	466	315	-	100
Polk	-	-	-	-	-
Other	-	-	-	420	32
Total Commercial and Industrial	$1,953	$1,388	$4,486	$1,943	$1,363
Commercial Real Estate
Collier	$17,766	$21,942	$2,433	$838	$518
Lee	2,622	10,024	$13,180	14,131	7,382
Hillsborough	1,579	844	$961	-	-
Miami-Dade	12,644	6,215	-	-	-
Broward	6,347	7,451	$1,804	1,804	-
Palm Beach	6,831	8,817	$7,748	-	-
Pinellas	891	867	-	-	-
Polk	-	-	-	-	-
Alachua	7,635	9,145	$9,145	9,145	-
Other	$7,227	$1,397	$2,050	1,599	1,720
Total Commercial Real Estate	$63,542	$66,702	$37,321	$27,517	$9,620
Commercial Construction
Collier	$3,700	$2,698	$2,716	$2,612	$2,259
Lee	-	-	$4,400	4,400	-
Hillsborough	-	-	$438		-
Miami-Dade	-	-	-	-	-
Broward	-	-	$6,482	6,482	-
Palm Beach	-	-	-	-	-
Pinellas	-	-	-	-	-
Polk	-	-	-	-	-
Other	-	-	$474	-	-
Total Commercial Construction	$3,700	$2,698	$14,510	$13,494	$2,259
Commercial Land
Collier	$5,308	$10,695	$12,074	$12,321	$950
Lee	$3,019	$2,849	$2,512	2,516	1,504
Hillsborough	$9,035	$1,640	$1,361	1,361	2,096

Bank of Florida

Miami-Dade	$2,046	$2,109	$2,109	2,136	2,340
Broward	$11,050	-	-	-	-
Palm Beach	$6,943	-	-		-
Pinellas	$232	$233	$233	-	-
Polk	-	-	-		-
Other	$4,602	$3,509	$3,509
Total Commercial Land	$42,235	$21,035	$21,798	$18,334	$6,890
Residential Construction and Land
Collier	$7,072	$9,622	$9,762	$1,748	$1,960
Lee	$3,914	$4,545	$2,978	2,661	3,607
Hillsborough	$7,891	$11,423	$11,416	12,202	19,011
Miami-Dade	$5,017	$4,469	$4,396	4,320	4,048
Broward	-	-	-	-	-
Palm Beach	-	-	-		-
Pinellas	$1,262	$996	$996	-	-
Polk	-	-	-	3,610	3,610
Other	-	-	-	191	190
Total Residential Construction and Land	$25,156	$31,055	$29,548	$24,732	$32,427
Residential Mortgage & HELOC
Collier	$14,589	$11,256	$9,710	$11,289	$5,374
Lee	$4,124	$6,338	$6,568	7,198	4,060
Hillsborough	$726	$707	$1,639	1,055	1,055
Miami-Dade	$3,554	$4,171	$8,991	2,186	1,340
Broward	$2,705	$3,474	$4,785	6,662	7,142
Palm Beach	-	-	-		-
Pinellas	$985	$126	-	-	-
Polk	-	-	-	-	-
Other	$620	$554	$1,003	363	-
Total Residential Mortgage & HELOC	$27,303	$26,626	$32,696	$28,753	$18,971
Consumer Other
Collier	$66	$65	$32	$50	$149
Lee	-	-	$24	59	23
Hillsborough	-	-	-	-	-
Miami-Dade	-	-	$36		-
Broward	-	-	-		-
Palm Beach	-	-	-		-
Pinellas	$413	$423	$433		-
Polk	-	-	-		-
Other	$114	$115	$67	152	150
Total Consumer Other	593	603	592	261	322

Total Non-Performing Loans	$164,482	$150,107	$140,951	$115,034	$71,853

Bank of Florida

(dollars in thousands)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31 2008
Accruing Loans Past Due 30-89 Days
Commercial
Commercial and Industrial	2,126	2,272	672	499	833
Commercial Real Estate	55,334	27,126	14,161	2,820	1,107
Construction	-	253
Land	611	28,391	350	7,181	3,703
Total Commercial	$58,071	$58,042	$15,183	$10,500	$5,642
Consumer
Residential Mortgage	4,607	2,159	4,997	14,039	14,258
Home Equity	40	1,484	141	1,757	153
Construction and Land	1,041	669	2,976	10,092	2,598
Other	75	251	26	90	77
Total Consumer	$5,763	$4,563	$8,140	$25,978	$17,087
Total Accruing Loans Past Due 30-89 Days	$63,834	$62,605	$23,323	$36,478	$22,729

	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31 2008
Accruing Loans Past Due 30-89 Days by County
Commercial and Industrial
Collier	$859	$503	-	$8	$154
Lee	9	249	25	-	-
Hillsborough	1,084	-	310	175	29
Miami-Dade	79	537	122	250	150
Broward	46	48	154	-	500
Palm Beach	-	-			-
Pinellas	-	-	-	66	-
Polk	-	-	61		-
Other	49	936			-
Total Commercial and Industrial	$2,126	$2,272	$672	$499	$833
Commercial Real Estate
Collier	-	$1,291	$8,655	$931	-
Lee	3,297	-	5,486	1,889	-
Hillsborough	717	-	-		-
Miami-Dade	16,665	14,032	20	-	-
Broward	3,531	-	-	-	-
Palm Beach	7,049	4,676	-	-	-
Pinellas	6,801	-			-
Polk	-	-			-
Other	17,274	7,127			1,107
Total Commercial Real Estate	$55,334	$27,126	$14,161	$2,820	$1,107
Commercial Construction
Collier	-	$253	-	-	-
Lee	-	-	-	-	-
Hillsborough	-	-	-	-	-
Miami-Dade	-	-	-	-	-
Broward	-	-	-	-	-
Palm Beach	-	-	-	-	-
Pinellas					-
Polk					-
Other					-
Total Commercial Construction	-	$253	-	-	-
Commercial Land
Collier	-	-	$0	-	$900
Lee	-	544	350		1,620
Hillsborough	-	7,691			-
Miami-Dade	-	-			1,183
Broward	-	12,258			-
Palm Beach	-	6,943			-
Pinellas	-	-	-	3,672	-

Bank of Florida

Polk					-
Other	611	955	-	3,509	-
Total Commercial Land	$611	$28,391	$350	$7,181	$3,703
Residential Construction and Land
Collier	-	-	$0	$8,119	-
Lee	291	195	2,976	132	212
Hillsborough	-	474			1,000
Miami-Dade	750	-			899
Broward					488
Palm Beach					-
Pinellas	-	-	-	996	-
Polk					-
Other	-	-	-	845	-
Total Residential Construction and Land	$1,041	$669	$2,976	$10,092	$2,598
Residential Mortgage & HELOC
Collier	$3,196	$1,939	$1,320	$6,754	$11,894
Lee	322	152	3,161	2,762	558
Hillsborough	-	-	-	-	-
Miami-Dade	569	693	531	6,280	532
Broward	123				598
Palm Beach					-
Pinellas	437	859			-
Polk	-	-	126		-
Other					829
Total Residential Mortgage & HELOC	$4,647	$3,643	$5,138	$15,796	$14,411
Consumer Other
Collier	$9	$24	$19	-	-
Lee	17	1	1	5	32
Hillsborough	49				-
Miami-Dade	0	-	-	36	-
Broward					-
Palm Beach	-	-	6	49	-
Pinellas	-	226			-
Polk					-
Other					45
Total Consumer Other	$75	$251	$26	$90	$77
Total Accruing Loans Past Due 30-89 Days	$63,834	$62,605	$23,323	$36,478	$22,729

Total Loans	$1,213,033	$1,253,257	$1,267,349	$1,288,177	$1,275,311

Ratio of Non-Performing Loans to Total Loans	13.56%	11.98%	11.12%	8.93%	5.63%

Ratio of Loans Past Due 30-89 to Total Loans	5.26%	5.00%	1.84%	2.83%	1.78%

Ratio of Non-Performing Assets to Total Assets	12.41%	10.79%	9.74%	7.67%	4.95%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$160,604	$148,945	$120,516	$76,670	$33,198
Additions	53,030	35,848	40,686	56,186	44,831
Reductions
Payments	2,826	7,239	701	7	10
Return to Accrual Status	1,253	1,825	420
Sales of Foreclosed Real Estate	3,730	2,597	3,007	555	561
Other OREO transferred to Fixed Assets	209	223	-	-	-
Charge-off/Writedowns	26,777	12,305	8,129	11,779	789
Total Reductions	34,795	24,189	12,257	12,341	1,359
Balance at End of Quarter	$178,839	$160,604	$148,945	$120,515	$76,670

Bank of Florida

Reserve for Credit Losses (Unaudited)
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008
Balance at Beginning of Period	$38,002	$24,778	$24,479	$29,533	$14,264
Loans and Leases Charged-off
Commercial
Commercial and Industrial	-650	-434	-409	-1,433	-139
Commercial Real Estate	-13,527	-6,253	-611	-431	-41
Construction	-3,263	-1,977	-2,227	-6,517	-120
Land	-7,595	-2,323	-5,240	-1,600	-156
Consumer
Residential Mortgage	-1,809	-1,327	-743	-1,696	-131
Home Equity	-288	-355	-150		-197
Other	-168	-94	-112	-102	-5
Total Loans Charged-Off	-27,300	-12,763	-9,492	-11,779	-789

Recoveries on Loans and Leases Previously Charged-off
Commercial
Commercial and Industrial	54	27	3	5	4
Commercial Real Estate	5
Construction					6
Land	2
Consumer
Residential Mortgage	13	6
Home Equity	0	1	1
Other	56	16	4	1	0
Total Recoveries on Loans Previously Charged-Off	130	50	8	6	10

Net Loans and Leases Charged-Off	-27,170	-12,713	-9,484	-11,773	-779
Provision for Credit Losses[2]	31,494	25,719	9,764	6,693	16,025
Provision Adjustment [1]	-263	263	-	-	-
Reserve for Unfunded Commitments [2]		-45	19	26	23
Balance at End of Period	$42,063	$38,002	$24,778	$24,479	$29,533
	[1] Isolated adjustment due to timing of transaction; to be reversed in subsequent quarter
	[2] Unfunded Commitments expense has been reclassified effective 9/30/09 retro to 1/1/2009

Average Loans Outstanding	1,075,798	1,124,263	1,153,183	1,202,566	1,213,371

Ratio of Net Loans Charged-off to Average Loans	10.10%	4.52%	3.29%	3.92%	0.26%
Outstanding (annualized)
Ratio of Allowance for Loans Losses to	3.47%	3.03%	1.96%	1.90%	2.32%
Loans Outstanding

Bank of Florida Corp.
Normalized Operating Income Comparisons
For the Years Ended December 31, 2009 and December 31, 2008

	For the Year Ended December 31,
	2009	2008

Interest Income	71,463	83,327
Interest Expense	30,215	39,170
Net Interest Income	41,248	44,157

Provision for Loan Losses	(565)	1,437

Net Interest Income after Provision
for Loan Losses	41,813	42,720

Svc Chg & Other Income	2,288	1,774
Trust Fees	2,579	2,718
Secondary Mkt Fees	18	95
Total Noninterest Inc.	4,885	4,587

Salaries & Benefits	19,317	20,989
Occupancy & Equipment	7,171	6,970
Depreciation & maintenance	3,179	3,279
Data Processing	2,448	2,302
Advertising & Public Relations	501	720
Office Supplies & Postage	592	838
Memberships, dues, & Subs	322	297
Seminars, Travel & Entertainment	948	1,135
Professional fees	1,619	1,814
Other expenses	4,814	3,936
Total Noninterest Exp	40,911	42,280

Income(Loss) before Taxes	5,787	5,027
Income Tax Expense(Benefit)	2,299	2,086

Net Income (Normalized)	3,488	2,941

Funding for Non-Accrual Loans	4,595	1,364
Provision for Loan Loss - Credit Issues	74,236	23,051
Gain(Loss) on Sale of ORE	(404)	115
Gain(Loss) on Sale of Loans	(240)	-
Gain(Loss) on Sale of Securities	4,629	-
Special Asset Personnel Expense	600	425
FDIC Special Assessment	715	-
Silverton Stock Write Off	237	-
Accrued 401K/IRS Settlement	115	-
FIS Termination Fee/Goodwill Impairment	62,065	-
Huffman Group Fees	203	-
Trust Legal Settlement	45	-
Expenses related to private equity & Offering	1,444	-
Loan CollectionORE Expense	2,217	1,357

Income(Loss) before Taxes (as stated)	(136,700)	(21,055)
Total Income Tax Expense(Benefit)	(27,977)	(7,833)

Net Income (as stated)	(108,723)	(13,222)

EPS (Normalized)	0.27	0.23
EPS (as stated)	(8.51)	(1.03)

Weighted average common shares outstanding - diluted	12,788,450	12,779,020

Bank of Florida Corp.
Normalized Operating Income Comparisons

	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Interest Income	16,667	17,933	18,069	18,793	20,428
Interest Expense	7,411	7,091	7,499	8,214	10,004
Net Interest Income	9,256	10,842	10,570	10,579	10,424

Provision for Loan Losses	(372)	(89)	(246)	142	303

Net Interest Income after Provision
for Loan Losses	9,628	10,931	10,816	10,437	10,121

Svc Chg & Other Income	680	528	563	517	467
Trust Fees	700	651	574	654	620
Secondary Mkt Fees	6	-	6	6	2
Total Noninterest Inc.	1,386	1,179	1,143	1,177	1,089

Salaries & Benefits	4,494	4,567	5,195	5,061	4,910
Occupancy & Equipment	1,695	1,819	1,888	1,769	1,763
Depreciation & maintenance	759	771	812	837	799
Data Processing	638	581	644	585	583
Advertising & Public Relations	74	85	123	219	239
Office Supplies & Postage	164	129	145	154	180
Memberships, dues, & Subs	87	73	78	84	81
Seminars, Travel & Entertainment	277	226	229	216	282
Professional fees	161	533	481	444	412
Other expenses	1,352	1,207	1,116	1,138	899
Total Noninterest Exp	9,701	9,991	10,711	10,507	10,148

Income(Loss) before Taxes	1,313	2,119	1,248	1,107	1,062
Income Tax Expense(Benefit)	525	848	499	427	425

Net Income (Normalized)	788	1,271	749	680	637

Funding for Non-Accrual Loans	1,187	1,288	1,136	984	634
Provision for Loan Loss - Credit Issues	31,866	25,808	10,011	6,551	15,723
Gain(Loss) on Sale of ORE	(327)	(239)	184	(22)	106
Gain(Loss) on Sale of Loans		(240)
Gain(Loss) on Sale of Securities	2,383	895	1,351
Special Asset Personnel Expense	150	150	150	150	150
FDIC Special Assessment			715
Silverton Stock Write Off			237
Accrued 401K/IRS Settlement			115
FIS Termination Fee/Goodwill Impairment		61,960	105
Huffman Group Fees	8	68	87	40
Trust Legal Settlement			45
Expenses related to private equity & Offering	1,111	303	30
Loan CollectionORE Expense	832	542	509	334	654

Income(Loss) before Taxes (as stated)	(31,785)	(87,584)	(10,357)	(6,974)	(15,993)
Total Income Tax Expense(Benefit)	(12,015)	(9,504)	(3,857)	(2,601)	(5,979)

Net Income (as stated)	(19,770)	(78,080)	(6,500)	(4,373)	(10,014)

EPS (Normalized)	0.06	0.10	0.06	0.05	0.05
EPS (as stated)	(1.55)	(6.10)	(0.51)	(0.34)	(0.78)

Weighted average common shares outstanding - diluted	12,800,398	12,795,054	12,779,020	12,779,020	12,779,020